Exhibit 23



Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 (Nos. 333-19101, 333-09081 and 33-96538) and the
Registration Statement on Form S-8 (No. 33-91822) of Cali Realty Corporation of our report dated February 18, 1997, appearing in this Form 10-K.



Price Waterhouse LLP
New York, New York
March 28, 1997